Exhibit 99.1

For Immediate Release — August 5, 2026

Global Indemnity Group, LLC Reports Financial Results for the three and six months ended June 30, 2026

Net income increased to $11.1 million, or $0.76 per share, growth of 8% for the quarter driven by a 53.8% loss ratio. Belmont Core gross written premiums grew 7% for the quarter.

Wilmington, Del., (August 5, 2026) — Global Indemnity Group, LLC (Nasdaq: GBLI) (the "Company") today reported financial results for the three and six months ended June 30, 2026.

For the three months ended June 30, 2026, net income was $11.1 million, or $0.76 per share, compared to $10.3 million, or $0.71 per share, in 2025. Current accident year underwriting income increased 3% to $5.8 million, with a loss ratio of 53.8% and a combined ratio of 94.7%. Belmont Core gross written premiums grew 7% to $117.3 million. Pretax Adjusted Operating Contribution was $19.9 million and Adjusted Return on Equity was 12.1%.

For the six months ended June 30, 2026, net income was $15.3 million, or $1.05 per share, compared to $6.4 million, or $0.43 per share, in 2025. Current accident year underwriting income increased to $11.2 million, with a loss ratio of 54.3% and a combined ratio of 94.8%. Belmont Core gross written premiums grew 3% to $213.7 million. Pretax Adjusted Operating Contribution was $39.8 million and Adjusted Return on Equity was 12.6%.

Highlights of Consolidated Results

Operating Performance
•
Operating income of $16.9 million, or $1.16 per share, for the six months ended June 30, 2026, compared to $6.2 million, or $0.42 per share, in 2025.
•
Current accident year underwriting income increased to $11.2 million for the six months ended June 30, 2026, compared to a loss of $4.7 million in 2025. Excluding the impact on 2025 results from California wildfires, current accident year underwriting income improved 3% supported by 5% growth in net earned premiums to $197.0 million and a 94.8% current accident year combined ratio.
•
Net investment income of $28.6 million for the six months ended June 30, 2026, compared to $29.5 million in 2025, resulting from increased allocation to U.S. Treasuries. As of June 30, 2026, total investments were $1.4 billion, of which 98% was fixed-income securities and cash. The fixed-income portfolio had a duration of 1.08 years, book yield of 4.42% and overall credit quality of AA-.

Belmont Core Gross Written Premium Growth
•
Belmont Core gross written premiums grew 7% to $117.3 million in the 2nd quarter and 3% to $213.7 million for the six months ended June 30, 2026:
o
Wholesale Commercial: Up 2% to $70.1 million in the 2nd quarter, a return to growth; For the six months ended June 30, 2026, gross written premiums of $131.6 million were down 2% from $134.0 million in 2025. The Company continues to maintain pricing and return standards amidst competitive market conditions, particularly as regards to property rate reductions.
o
Vacant Express: $24.5 million, up 5%, and Collectibles: $9.4 million, up 13%, for the six months ended June 30, 2026, driven by new agency appointments, organic growth, and rate increases.
o
Assumed Reinsurance: Up 79% to $21.5 million in the 2nd quarter and 43% to $32.7 million for the six months ended June 30, 2026 driven by new treaties incepting during 2025 and 2026.
o
Specialty Products: $15.5 million for the six months ended June 30, 2026, down 21% from $19.7 million, reflecting the run-off of terminated business.

Capital Position and Book Value
•
Common shareholders’ equity increased to $706.9 million at June 30, 2026 from $702.6 million at December 31, 2025, growing 2% before the return of $10.3 million to shareholders despite a temporary decline in the fair value of the fixed income portfolio of $2.8 million, net of tax.
•
Book value per share of $48.28 at June 30, 2026 compared to $48.96 at December 31, 2025.
•
The Company paid dividends of $10.3 million, or $0.70 per common share, during the six months ended June 30, 2026. Since its 2003 initial public offering, the Company has returned $659.8 million to shareholders, including $522.2 million in share repurchases and $137.6 million in dividends and distributions.

Selected Consolidated Operating Information
$ in Millions, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Gross written premiums	$117.1	$106.8	$213.5	$205.5
Gross written premiums - Belmont Core	$117.3	$109.8	$213.7	$208.2
Investment income	$16.4	$14.7	$28.6	$29.5
Annualized investment return	4.7%	4.9%	3.3%	5.1%
Underwriting income (loss)	$5.5	$5.8	$10.8	$(4.7)
Underwriting income (loss), current accident year	$5.8	$5.6	$11.2	$(4.7)
Underwriting income, current accident year, excluding California Wildfires	$5.8	$5.6	$11.2	$10.9
Corporate expenses	$6.8	$7.5	$15.9	$17.0
Operating income	$8.7	$10.2	$16.9	$6.2
Operating income excluding California Wildfires	$8.7	$10.2	$16.9	$18.6
Pretax adjusted operating contribution (1)	$19.9	$20.3	$39.8	$40.5
Net income available to common shareholders	$11.0	$10.2	$15.1	$6.1
Net income available to common shareholders excluding California Wildfires	$11.0	$10.2	$15.1	$18.5
Adjusted return on equity, annualized, excluding California Wildfires (2)	12.1%	12.7%	12.6%	12.8%

Per Share Data:
Net income available to common shareholders per share	$0.76	$0.71	$1.05	$0.43
Net income available to common shareholders per share excluding California Wildfires	$0.76	$0.71	$1.05	$1.31
Operating income per share	$0.59	$0.71	$1.16	$0.42
Operating income per share excluding California Wildfires	$0.59	$0.71	$1.16	$1.29

Combined ratio:
Loss ratio	53.8%	55.6%	54.3%	63.5%
Expense ratio	41.2%	38.8%	40.7%	39.5%
Combined ratio	95.0%	94.4%	95.0%	103.0%
Combined ratio, current accident year	94.7%	94.6%	94.8%	103.0%
Combined ratio, current accident year excluding California Wildfires	94.7%	94.6%	94.8%	94.7%

(1)
Equals investment income plus underwriting income (loss) for current accident year excluding net losses and loss adjustment expenses incurred from California Wildfires less the market value recovery on a single limited partnership position.
(2)
Excludes corporate expenses, investment income on excess capital, and prior year underwriting income (loss).

Segment Income (Loss) for the Three Months Ended June 30,
$ in Millions

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025

Revenues:
Net earned premiums	$—	$—	$98.8	$97.5	$(0.1)	$(2.4)	$—	$—	$98.7	$95.1
Commissions and fee income	14.3	15.4	—	—	—	—	(13.4)	(14.9)	0.9	0.5
Total revenues	$14.3	$15.4	$98.8	$97.5	$(0.1)	$(2.4)	$(13.4)	$(14.9)	$99.6	$95.6

Losses and expenses
Net losses and loss adjustment expenses	$—	$—	$53.5	$56.0	$(0.1)	$(2.8)	$(0.3)	$(0.3)	$53.1	$52.9
Acquisition costs and other operating expenses	12.9	13.1	42.0	38.8	—	(0.4)	(13.1)	(14.6)	41.8	36.9
Total losses and expenses	$12.9	$13.1	$95.5	$94.8	$(0.1)	$(3.2)	$(13.4)	$(14.9)	$94.9	$89.8

Segment income (loss)	$1.4	$2.3	$3.3	$2.7	$—	$0.8	$—	$—	$4.7	$5.8

Segment Income (Loss) for the Six Months Ended June 30,
$ in Millions

	Agency and Insurance Services		Belmont Core		Belmont Non-Core		Eliminations		Consolidated
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025

Revenues:
Net earned premiums	$—	$—	$197.2	$189.8	$(0.2)	$(1.3)	$—	$—	$197.0	$188.5
Commissions and fee income	27.5	29.8	—	—	—	0.1	(25.8)	(28.9)	1.7	1.0
Total revenues	$27.5	$29.8	$197.2	$189.8	$(0.2)	$(1.2)	$(25.8)	$(28.9)	$198.7	$189.5

Losses and expenses
Net losses and loss adjustment expenses	$—	$—	$107.8	$122.6	$(0.1)	$(2.2)	$(0.8)	$(0.7)	$106.9	$119.7
Acquisition costs and other operating expenses	26.5	25.7	80.8	76.0	0.2	1.0	(25.0)	(28.2)	82.5	74.5
Total losses and expenses	$26.5	$25.7	$188.6	$198.6	$0.1	$(1.2)	$(25.8)	$(28.9)	$189.4	$194.2

Segment income (loss)	$1.0	$4.1	$8.6	$(8.8)	$(0.3)	$—	$—	$—	$9.3	$(4.7)

Segment income (loss) excluding California Wildfires	$1.0	$4.1	$8.6	$6.8	$(0.3)	$—	$—	$—	$9.3	$11.0

Segment Written Premiums for the Three Months Ended June 30,
$ in Millions

	Belmont Core		Belmont Non-Core		Total
	2026	2025	2026	2025	2026	2025
Gross written premiums	$117.3	$109.8	$(0.2)	$(3.0)	$117.1	$106.8
Net written premiums	$114.1	$106.9	$(0.2)	$(3.0)	$113.9	$103.9

Segment Written Premiums for the Six Months Ended June 30,
$ in Millions

	Belmont Core		Belmont Non-Core		Total
	2026	2025	2026	2025	2026	2025
Gross written premiums	$213.7	$208.2	$(0.2)	$(2.7)	$213.5	$205.5
Net written premiums	$206.7	$202.5	$(0.2)	$(2.7)	$206.5	$199.8

Belmont Core Gross Written Premiums
$ In Millions

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2026	2025	% Change	2026	2025	% Change
Wholesale Commercial	$70.1	$69.1	1.5%	$131.6	$134.0	(1.8%)
Vacant Express	13.1	12.4	5.6%	24.5	23.3	5.3%
Collectibles	4.8	4.2	13.7%	9.4	8.2	13.2%
Specialty Products	7.8	12.1	(35.7%)	15.5	19.7	(21.0%)
Assumed Reinsurance	21.5	12.0	78.9%	32.7	23.0	42.5%
Gross written premiums	117.3	109.8	6.8%	213.7	208.2	2.7%
Terminated business	—	(2.8)	-	—	(4.0)	-
Total gross written premiums, excluding terminated business	$117.3	$107.0	9.5%	$213.7	$204.2	4.7%

Selected Consolidated Balance Sheet Data
$ and Shares in Millions, except per share data

	June 30, 2026	December 31, 2025
Cash and invested assets, net	$1,371.6	$1,420.2
Total assets	$1,723.5	$1,720.8
Shareholders’ equity	$710.9	$706.6

Book value per share	$48.28	$48.96
Book value per share plus cumulative
dividends and excluding AOCI	$58.25	$58.04
Shares Outstanding	14.6	14.4

Change in Consolidated Common Shareholders’ Equity and Book Value per Share
$ and Shares in Millions, except per share data

	Common Shareholders' Equity	Common Shares	Book Value Per Share
Balance at January 1, 2026	$702.6	14.4	$48.96
Net income	15.3	—	1.06
Fair value of fixed maturities	(2.8)	—	(0.19)
Stock compensation / share issuance	2.1	0.2	(0.83)
Dividends	(10.3)	—	(0.72)
Balance at June 30, 2026	$706.9	14.6	$48.28

Market Value of Consolidated Investments
$ in Millions

	June 30, 2026	December 31, 2025
Fixed maturities	$1,286.7	$1,325.5
Cash and cash equivalents	97.5	65.5
Total fixed maturities and cash and cash equivalents	1,384.2	1,391.0
Equities and other invested assets	32.7	50.8
Total cash and invested assets, gross	1,416.9	1,441.8
Payable for securities	(45.3)	(21.6)
Total cash and invested assets, net	$1,371.6	$1,420.2

Total Pre-Tax Consolidated Investment Return
$ in Millions

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Fixed maturities	$13.5	$15.1	$27.1	$29.9
Equities	0.6	0.2	1.2	0.3
Limited partnerships	2.3	(0.6)	0.3	(0.7)
Net investment income	$16.4	$14.7	$28.6	$29.5

Net realized investment gains (losses)	0.2	0.1	(2.1)	0.3
Net unrealized investment gains (losses)	(0.3)	2.9	(3.5)	7.2
Net realized and unrealized investment return	(0.1)	3.0	(5.6)	7.5

Total investment return	$16.3	$17.7	$23.0	$37.0

Average total cash and invested assets	$1,381.1	$1,432.4	$1,395.9	$1,436.8

Total annualized investment return %	4.7%	4.9%	3.3%	5.1%

Global Indemnity Group, LLC
Consolidated Statements of Operations
$ and Shares in Thousands, expect per share data
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Gross written premiums	$117,096	$106,801	$213,546	$205,476
Net written premiums	$113,971	$103,914	$206,539	$199,778

Net earned premiums	$98,689	$95,146	$197,044	$188,462
Net investment income	16,361	14,707	28,579	29,489
Net realized investment gains (losses)	198	127	(2,045)	263
Other income	854	540	1,701	957
Total revenues	116,102	110,520	225,279	219,171

Net losses and loss adjustment expenses	53,047	52,948	106,908	119,686
Acquisition costs and other operating expenses	41,788	36,915	82,551	74,422
Corporate expenses	6,842	7,528	15,880	17,028
Income before income taxes	14,425	13,129	19,940	8,035
Income tax expense	3,343	2,785	4,612	1,680
Net income	11,082	10,344	15,328	6,355
Less: preferred stock distributions	110	110	220	220
Net income available to common shareholders	$10,972	$10,234	$15,108	$6,135

Per share data:
Net income available to common shareholders
Basic	$0.76	$0.72	$1.05	$0.44
Diluted	$0.76	$0.71	$1.05	$0.43
Weighted-average number of shares outstanding
Basic	14,379	14,275	14,365	14,072
Diluted	14,426	14,341	14,416	14,161

Cash distributions declared per common share	$0.35	$0.35	$0.70	$0.70

Combined ratio analysis:
Loss ratio	53.8%	55.6%	54.3%	63.5%
Expense ratio	41.2%	38.8%	40.7%	39.5%
Combined ratio	95.0%	94.4%	95.0%	103.0%

Global Indemnity Group, LLC
Consolidated Balance Sheets
$ in Thousands

	(Unaudited) June 30, 2026	December 31, 2025
ASSETS
Fixed maturities:
Available for sale, at fair value (amortized cost: $1,295,106 and $1,330,310; net of allowance for expected credit losses of $0 at June 30, 2026 and December 31, 2025)	$1,286,724	$1,325,502
Equity securities, at fair value	23,603	33,673
Other invested assets	9,108	17,097
Total investments	1,319,435	1,376,272

Cash and cash equivalents	97,515	65,542
Premium receivables, net of allowance for expected credit losses of
$3,861 at June 30, 2026 and $3,640 at December 31, 2025	84,631	66,969
Reinsurance receivables, net of allowance for expected credit losses of
$1,488 at June 30, 2026 and December 31, 2025	65,341	62,595
Funds held by ceding insurers	21,400	22,114
Deferred income taxes	21,164	20,076
Deferred acquisition costs	44,588	41,183
Intangible assets	16,613	16,845
Goodwill	4,820	4,820
Prepaid reinsurance premiums	3,886	3,607
Income tax receivable	4,681	2,617
Lease right of use assets	7,546	8,166
Other assets	31,873	29,956
Total assets	$1,723,493	$1,720,762

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unpaid losses and loss adjustment expenses	$718,515	$750,191
Unearned premiums	192,503	182,728
Reinsurance balances payable	3,368	1,860
Payable for securities	45,300	21,594
Contingent commissions	4,198	7,159
Lease liabilities	7,727	8,331
Other liabilities	40,977	42,309
Total liabilities	$1,012,588	$1,014,172

Shareholders’ equity:
Series A cumulative fixed rate preferred shares, $1,000 par value;
100,000,000 shares authorized, shares issued and outstanding:
4,000 and 4,000 shares, respectively, liquidation preference:
$1,000 per share and $1,000 per share, respectively	4,000	4,000
Common shares: no par value; 900,000,000 common shares

authorized; class A common shares issued: 12,134,770 and 11,844,995, respectively (inclusive of class A common shares designated as class A-2 common shares of 780,000 and 550,000, respectively); class A common shares outstanding:10,847,002 and 10,557,227, respectively (inclusive of class A common shares designated as class A-2 common shares of 780,000 and
550,000, respectively); class B common shares issued and outstanding: 3,793,612 and 3,793,612, respectively	—	—
Additional paid-in capital (1)	467,748	465,720
Accumulated other comprehensive income (loss), net of tax	(6,766)	(4,000)
Retained earnings (1)	278,615	273,562
Class A common shares in treasury, at cost: 1,287,768 and 1,287,768 shares, respectively	(32,692)	(32,692)
Total shareholders’ equity	710,905	706,590

Total liabilities and shareholders’ equity	$1,723,493	$1,720,762

(1)
Since the Company’s initial public offering in 2003, the Company has returned $659.8 million to shareholders, including $522.2 million in share repurchases and $137.6 million in dividends/distributions.

Reconciliation of Non-GAAP Measures
Summary of Consolidated Operating Income(1)
$ and Shares in Millions, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Operating income, net of tax (2)	$8.7	$10.2	$16.9	$6.2
Net realized investment gains (losses), net of tax	0.1	0.1	(1.6)	0.2
Market value recovery on limited partnership investment	2.3	-	-	-
Net income	$11.1	$10.3	$15.3	$6.4

Weighted average shares outstanding – diluted	14.4	14.3	14.4	14.2

Operating income per share – diluted (3)	$0.59	$0.71	$1.16	$0.42

(1)
Operating income, a non-GAAP financial measure, is equal to net income excluding after-tax net realized investment gains (losses) and other unique charges not related to operations. Operating income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Operating income, net of tax, excludes preferred shareholder distributions of $0.1 million for each of the three months ended June 30, 2026 and 2025 and $0.2 million for each of the six months ended June 30, 2026 and 2025.
(3)
The operating income per share calculation is net of preferred shareholder distributions of $0.1 million for each of the three months ended June 30, 2026 and 2025 and $0.2 million for each of the six months ended June 30, 2026 and 2025.

Reconciliation of Non-GAAP Measures
Pretax Adjusted Operating Contribution
$ in Millions

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Investment income	$16.4	$14.7	$28.6	$29.5
Underwriting income (loss), current accident year	5.8	5.6	11.2	(4.7)
Adjustments
California Wildfires net losses and loss adjustment expenses	—	—	—	15.7
Market value recovery on limited partnership investment	(2.3)	—	—	—
Pretax adjusted operating contribution (1)	$19.9	$20.3	$39.8	$40.5

(1)
Pretax adjusted operating contribution, a non-GAAP financial measure, is equal to investment income plus underwriting income (loss) for current accident year excluding net losses and loss adjustment expenses incurred from California Wildfires less the market value recovery on a single limited partnership position. Pretax adjusted operating contribution is not a substitute for income before income taxes determined in accordance with GAAP, and investors should not place undue reliance on this measure.

Reconciliation of Non-GAAP Measures
Adjusted Return on Equity (ROE)
$ in Millions

	For the Three Months Ended June 30,
	2026			2025

	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)
Operating income	$8.7	4.9%	$707.5	$10.2	5.9%	$691.2
Adjustments, net of tax
Investment income on excess capital	(2.3)	1.3%	-	(2.2)	1.5%	-
Corporate expenses	5.9	5.7%	-	5.9	5.5%	-
Prior accident year underwriting (income) loss	0.2	0.2%	-	(0.1)	(0.2)%	-
Total adjustments, net of tax	3.8	7.2%	-	3.6	6.8%	-
Adjusted income	$12.5	12.1%	$412.0	$13.8	12.7%	$432.9

	For the Six Months Ended June 30,
	2026			2025

	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)	Income (loss) after tax (1)	Average Return on Equity (3)	Average Equity (2)
Operating income	$16.9	4.8%	$708.7	$6.2	1.8%	$692.2
Adjustments, net of tax
Investment income on excess capital	(4.5)	1.3%	-	(4.4)	(0.9)%	-
Corporate expenses	13.4	6.4%	-	13.5	6.2%	-
California wildfires losses	-	-%	-	12.4	5.7%	-
Prior accident year underwriting (income) loss	0.3	0.1%	-	(0.1)	-%	-
Total adjustments, net of tax	9.2	7.8%	-	21.4	11.0%	-
Adjusted income	$26.1	12.6%	$416.0	$27.6	12.8%	$432.0

(1)
Adjusted income, a non-GAAP financial measure, is equal to operating income excluding after-tax investment income on excess capital plus the after-tax impact of corporate expenses, California wildfires losses and prior accident year underwriting income (loss). Adjusted income is not a substitute for net income determined in accordance with GAAP, and investors should not place undue reliance on this measure.
(2)
Average equity is the average of the beginning and ending equity for the calendar year, adjusted for average excess capital for the calendar year.
(3)
Adjusted return on equity is equal to adjusted income divided by average equity, annualized.

Reconciliation of Non-GAAP Financial Measures and Ratios for the Six Months Ended June 30,
$ in Thousands

The following reconciles the non-GAAP financial measures or ratios, which excludes the impact of prior accident year adjustments and the California Wildfires, to its most directly comparable GAAP measure or ratio. The Company believes the non-GAAP financial measures or ratios are useful to investors when evaluating the Company's underwriting performance as trends in the Company's segments may be obscured by prior accident year adjustments and the California Wildfires. These non-GAAP financial measures or ratios should not be considered as a substitute for its most directly comparable GAAP measure or ratio and do not reflect the overall underwriting profitability of the Company.

	2026	2025

Consolidated current accident year underwriting income
Underwriting income (loss) (1)	$10,845	$(4,689)
Effect of prior accident year	400	(53)
Current accident year underwriting income (loss) (2)	11,245	(4,742)
California Wildfires net losses and loss adjustment expenses	—	15,684
Current accident year underwriting income excluding California Wildfires (2)	$11,245	$10,942

Belmont Core segment income
Belmont Core segment income (loss) (1)	$8,616	$(8,848)
California Wildfires net losses and loss adjustment expenses	—	15,684
Belmont Core segment income excluding California Wildfires (2)	$8,616	$6,836

Consolidated segment income
Consolidated segment income (loss) (1)	$9,286	$(4,689)
California Wildfires net losses and loss adjustment expenses	—	15,684
Consolidated segment income excluding California Wildfires (2)	$9,286	$10,995

Net income available to common shareholders
Net income available to common shareholders (1)	$15,108	$6,135
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	—	12,406
Net income available to common shareholders excluding California Wildfires (2)	$15,108	$18,541

Operating income
Operating income (4)	$16,944	$6,147
California Wildfires net losses and loss adjustment expenses (net of tax) (3)	—	12,406
Operating income excluding California Wildfires (2)	$16,944	$18,553

Current accident year combined ratio
Combined ratio (1)	95.0%	103.0%
Effect of prior accident year	(0.2%)	—
Current accident year combined ratio (2)	94.8%	103.0%
Impact of California Wildfires	—	(8.3%)
Current accident year combined ratio excluding California Wildfires (2)	94.8%	94.7%

(1) Most directly comparable GAAP measure / ratio

(2) Non-GAAP financial measure / ratio

(3) Represents net losses and loss adjustment expenses of $15.7 million less tax benefit of $3.3 million.

(4) See previous table for reconciliation of operating income to net income which is the most directly comparable GAAP measure.

About Global Indemnity Group, LLC

Global Indemnity Group, LLC (Nasdaq: GBLI) is a publicly traded holding company with a diversified portfolio of property and casualty insurance-related entities.

Katalyx Holdings LLC includes:

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Four agencies focused on sourcing, underwriting, and servicing primary and assumed reinsurance business: Penn-America Insurance Services, LLC; Valyn Re LLC; J.H. Ferguson & Associates, LLC (including Vacant Express); and Collectibles Insurance Services, LLC.
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Three specialized insurance service businesses: Kaleidoscope Insurance Technologies, Inc., a developer of proprietary underwriting and policy systems supporting Katalyx’s agencies and broader digital initiatives; Sayata, an AI-enabled digital marketplace and agency for small commercial insurance; and Liberty Insurance Adjustment Agency, Inc., a provider of claims evaluation, adjustment, and related services.

Belmont Holdings GX, Inc. consists of five statutory insurance carriers, each rated “A” (Excellent) by AM Best:
Penn-America Insurance Company, United National Insurance Company, Penn-Patriot Insurance Company, Diamond State Insurance Company, and Penn-Star Insurance Company.

For more information, visit the Company’s website at www.gbli.com.

Forward-Looking Statements

The forward-looking statements in this press release are made pursuant to the “safe harbor” provisions of Section 21E of the Securities Exchange Act of 1934 and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in such statements. These statements are based on management’s current expectations and information available as of the date of this release.

Factors that could cause actual results to differ include, among others, risks related to the timing and execution of the Company’s strategy, and other operational or strategic risks. Additional details regarding these and other risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. Global Indemnity undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Investor / Media Contact: Scott Eckstein, KCSA Strategic Communications | (212) 896-1210 | GBLI@kcsa.com